UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

     Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

BRANDYWINE REALTY TRUST

(Exact name of issuer as specified in charter)

MARYLAND	001-09106	23-2413352
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction	file	Identification
of Incorporation or	number)	Number)
Organization)

     401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Item 1.02. Termination of a Material Definitive Agreement

     On October 22, 2004, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), the subsidiary through which we own our assets and conduct our business, repaid all amounts outstanding under the $320 million term loan credit agreement (2007) that became effective as of September 21, 2004 by and among us, the Operating Partnership, and certain of the Operating Partnership’s wholly-owned subsidiaries, and Bear Stearns Corporate Lending Inc., as administrative agent and as a lender, and JPMorgan Chase Bank, as syndication agent and as a lender (a copy of which is attached as an exhibit to our Current Report on Form 8-K filed with the Securities Exchange Commission on September 21, 2004). Upon such repayment, the term loan credit agreement (2007) was terminated. The Operating Partnership used a portion of the proceeds of the public offering of debt securities described in Item 8.01 of this Current Report on Form 8-K to repay the term loan credit agreement (2007). In the ordinary course of their respective business, affiliates of Bear Stearns Corporate Lending Inc. and JPMorgan Chase Bank have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with us or our affiliates. J.P. Morgan Securities was a co-arranger of our revolving credit facility established in May 2004 and one of its affiliates is the administrative agent under that facility. Affiliates of Bear Stearns Corporate Lending Inc. and JPMorgan Chase Bank served as underwriters of the debt securities described in Item 8.01 of this Current Report on Form 8-K.

Item 8.01. Other Events

     On October 19, 2004, we and the Operating Partnership entered into an underwriting agreement with J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., as representatives of the several underwriters named in the Pricing Agreements described therein, in connection with the Operating Partnership’s public offering of $275,000,000 aggregate principal amount of its unsecured 4.50% notes due November 1, 2009 (the “2009 Notes”) and $250,000,000 aggregate principal amount of its unsecured 5.40% notes due November 1, 2014 (the “2014 Notes” and, together with the 2009 Notes, the “Notes”). We and certain of the wholly-owned subsidiaries of the Operating Partnership fully and unconditionally guaranteed the payment of principal of and interest on the notes. We consummated the sale of the Notes on October 22, 2004.

Item 9.01. Financial Statements and Exhibits

Exhibit

1.1	Underwriting Agreement dated October 19, 2004 by and among
Brandywine Operating Partnership, L.P., Brandywine Realty Trust,
certain wholly-owned subsidiaries of Brandywine Operating
Partnership, L.P. named therein, J.P. Morgan Securities Inc. and Bear,
Stearns & Co. Inc., as representatives of the several underwriters named in the Pricing Agreements thereto.

1.2	Pricing Agreement related to 2009 Notes dated October 19, 2004.

1.3	Pricing Agreement related to 2014 Notes dated October 19, 2004.

4.1	Indenture dated October 22, 2004 by and among Brandywine
Operating Partnership, L.P., Brandywine Realty Trust, certain wholly-
owned subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York, as Trustee.

4.2	Form of $275,000,000 4.50% Guaranteed Note due 2009.

4.3	Form of $250,000,000 5.40% Guaranteed Note due 2014.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

Date: October 22, 2004	By:	/s/ Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement dated October 19, 2004 by and among
Brandywine Operating Partnership, L.P., Brandywine Realty Trust,
certain wholly-owned subsidiaries of Brandywine Operating
Partnership, L.P. named therein, J.P. Morgan Securities Inc. and Bear,
Stearns & Co. Inc., as representatives of the several underwriters named in the Pricing Agreements thereto.

1.2	Pricing Agreement related to 2009 Notes dated October 19, 2004.

1.3	Pricing Agreement related to 2014 Notes dated October 19, 2004.

4.1	Indenture dated October 22, 2004 by and among Brandywine
Operating Partnership, L.P., Brandywine Realty Trust, certain wholly-
owned subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York, as Trustee.

4.2	Form of $275,000,000 4.50% Guaranteed Note due 2009.

4.3	Form of $250,000,000 5.40% Guaranteed Note due 2014.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.